Execution Version

NINTH AMENDMENT TO CREDIT AGREEMENT

This NINTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of December 7, 2022, by and among DAIRYLAND USA CORPORATION, a New York corporation (“Dairyland”), CHEFS’ WAREHOUSE PARENT, LLC, a Delaware limited liability company (together with Dairyland, the “Borrowers”), THE CHEFS’ WAREHOUSE, INC., a Delaware corporation (“Holdings”), the other Loan Parties party hereto, the Lenders party hereto and Jefferies Finance LLC (“Jefferies”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent” or, as Administrative Agent and Collateral Agent, the “Agents”).
W I T N E S S E T H:
WHEREAS, the Borrowers, Holdings, the other Loan Parties party thereto, certain Lenders party thereto and the Agents, among others, are parties to that certain Credit Agreement, dated as of June 22, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”);
WHEREAS, pursuant to the Existing Credit Agreement, the Lenders (as defined in the Existing Credit Agreement) have extended credit in the form of Term Loans (as defined in the Existing Credit Agreement) (the “Existing Term Loans”) to the Borrowers pursuant to the terms and subject to the conditions set forth in the Existing Credit Agreement;
WHEREAS, pursuant to and in accordance with Section 9.02 of the Existing Credit Agreement, the Borrowers have requested that the Lenders amend, and the Lenders (including the Replacement Lenders (as defined in Section 8 below)) party hereto (including pursuant to a Consent (as defined below)) have agreed to so amend, the Existing Credit Agreement in the manner set forth in Section 2 hereof;
WHEREAS, each Lender (including each Replacement Lender) that executes and delivers a lender consent in substantially the same form attached as Annex A hereto (or such other form as the Administrative Agent may approve) (a “Consent”) (each such Lender (other than any Replacement Lender) in such capacity, a “Consenting Lender”) will, by the fact of such execution and delivery, be deemed to amend the terms and conditions of the Existing Credit Agreement on the terms set forth herein; and
WHEREAS, (x) the Consenting Lenders collectively constitute the “Required Lenders” under the Existing Credit Agreement, (y) the Consenting Lenders and the Replacement Lenders collectively constitute all of the Lenders party to the Existing Credit Agreement (after giving effect to the Non-Consenting Lender Replacement (as defined in Section 8 below)), and (z) the Consenting Lenders and the Replacement Lenders (after giving effect to the Non-Consenting Lender Replacement) collectively will constitute all of the Lenders party to the Amended Credit Agreement (as defined in Section 1 below) immediately after giving effect to this Amendment, and each of the Consenting Lenders and the Replacement Lenders consents to the Loan Parties entering into, and authorizes, instructs and directs the Administrative Agent and the Collateral Agent to enter into, this Amendment, to amend certain provisions of the Existing Credit Agreement as set forth herein.
NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
1.Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings ascribed thereto in the Existing Credit Agreement, as amended hereby (the “Amended Credit Agreement”).
2.Amendments. Subject to the satisfaction (or waiver) of the conditions precedent set forth in Section 7 below, the Existing Credit Agreement is hereby amended as follows:

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(a)Section 1.01 of the Existing Credit Agreement is hereby amended by amending and restating each of the following definitions in its entirety as follows:
“Maturity Date” means the earlier of (i) August 23, 2029, and (ii) the date that is 181 days prior to the scheduled maturity date of any individual tranche of unsecured Indebtedness of which a principal amount in excess of $40,000,000 remains outstanding on such date.
“Permitted Convertible Notes” means, collectively, (a) Permitted Convertible Seller Notes, (b) any other unsecured notes issued by Holdings that are convertible into common stock of Holdings, cash or any combination thereof; provided that, for purposes of clause (b) of this definition, the Indebtedness thereunder satisfies the following requirements: (i) both immediately prior to and immediately after giving effect (including pro forma effect) to the incurrence of such Indebtedness, no Default or Event of Default shall exist or result therefrom, (ii) such Indebtedness does not require any scheduled amortization, other scheduled payments of principal or any mandatory redemption, repurchase, repayment or sinking fund obligation, in each case prior to the date that is 91 days after the Latest Maturity Date (or, in the case of any such Indebtedness, together with unsecured Indebtedness incurred under Section 6.01(n), unsecured Permitted Ratio Debt incurred under Section 6.01(s) and unsecured Incremental Equivalent Debt incurred under Section 6.01(t), in an aggregate principal amount not exceeding the Unsecured Debt Amount at any time outstanding, prior to its scheduled maturity date) (other than (A) payments as part of an “applicable high yield discount obligation” catch-up payment, (B) customary offers to repurchase in connection with any change of control, asset disposition, casualty event or fundamental change, (C) customary acceleration rights after an event of default, (D) any conversion of any such Indebtedness in accordance with the terms thereof, and (E) any issuance of Equity Interests and/or any cash payment in connection with or as part of the conversion, redemption, retirement, prepayment, exchange or cancellation of any such Indebtedness) (for the avoidance of doubt, (x) scheduled payments of interest and (y) conversion into common Equity Interests shall be permitted), (iii) such Indebtedness is not guaranteed by any Subsidiary of Holdings other than the Loan Guarantors (which guarantees, if such Indebtedness is subordinated, shall be expressly subordinated to the Secured Obligations on terms not less favorable to the Lenders than the subordination terms of such Subordinated Indebtedness), and (iv) the covenants applicable to such Indebtedness are not more onerous or more restrictive in any material respect (taken as a whole) than the applicable covenants set forth in this Agreement, (c) the 1.875% Convertible Notes, and (d) any other unsecured notes issued by Holdings that are convertible into common stock of Holdings, cash or any combination thereof, so long as such notes are issued pursuant to clauses (f), (m), (n), (s) or (t) of Section 6.01.
“Permitted Ratio Debt” means Indebtedness incurred by the Borrowers or any Loan Party in the form of one or more series of notes or loans; provided that (i) such Indebtedness shall rank pari passu or junior in right of payment to the Secured Obligations, (ii) in the case of secured Indebtedness, such Indebtedness shall not have a shorter Average Life than the remaining Average Life of the then-existing Loans or a maturity date earlier than the Latest Maturity Date (or, if such Indebtedness is secured on a junior basis to the Secured Obligations, a maturity date earlier than the date that is 91 days after the Latest Maturity Date), (iii) such Indebtedness is not at any time guaranteed by any Person that is not a Loan Party or secured by any assets other than the Collateral, (iv) in the case of such Indebtedness that is secured, (x) such Indebtedness shall be subject to an intercreditor agreement reasonably acceptable to the Administrative Agent and (y) in the case of such Indebtedness that is in the form of loans that are secured on a pari passu basis with the Secured Obligations and is incurred on or prior to the date that is the two-year anniversary of the Eighth Amendment Date, the All-in-Yield for such loans shall be subject to the “most favored nation” requirements set forth in Section 2.22(c)(iii), as applicable, and (v) in the case of such Indebtedness that is unsecured, such Indebtedness shall not require any scheduled amortization, other scheduled payments of principal or

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any mandatory redemption, repurchase, repayment or sinking fund obligation, in each case prior to the date that is 91 days after the Latest Maturity Date (or, in the case of any such Indebtedness, together with unsecured Indebtedness under Permitted Convertible Notes incurred under Section 6.01(m), unsecured Indebtedness incurred under Section 6.01(n) and unsecured Incremental Equivalent Debt incurred under Section 6.01(t), in an aggregate principal amount not exceeding the Unsecured Debt Amount at any time outstanding, prior to its scheduled maturity date) (other than (A) payments as part of an “applicable high yield discount obligation” catch-up payment, (B) customary offers to repurchase in connection with any change of control, asset disposition, casualty event or fundamental change, (C) customary acceleration rights after an event of default, (D) any conversion of such Indebtedness in accordance with the terms thereof, and (E) any issuance of Equity Interests and/or any cash payment in connection with or as part of the conversion, redemption, retirement, prepayment, exchange or cancellation of any such Indebtedness) (for the avoidance of doubt, in the case of such Indebtedness that is unsecured, (x) scheduled payments of interest and (y) conversion into common Equity Interests shall be permitted).
“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in Holdings or any of its Subsidiaries to their Equity Interest holders in such capacity, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in Holdings or its Subsidiaries or any option, warrant or other right to acquire any such Equity Interests in Holdings or its Subsidiaries, or any payment of management or similar fees to any Person. Notwithstanding the foregoing, and for the avoidance of doubt, (i) the conversion, redemption, retirement, prepayment, exchange, repurchase or cancellation of (including any issuance of common Equity Interests and/or cash payment upon conversion, redemption, retirement, prepayment, exchange, repurchase or cancellation), or payment of any principal or premium on, or payment of any interest with respect to, any Permitted Convertible Notes shall not constitute a Restricted Payment and (ii) any payment with respect to, or early unwind or settlement of, any Permitted Call Spread Swap Agreement shall not constitute a Restricted Payment.
“Unsecured Debt Amount” means, on any date, an amount equal to (i) $350,000,000 minus (ii) the aggregate principal amount of 1.875% Convertible Notes outstanding on such date.
(b) Clause (m) of Section 6.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
(m)    Indebtedness under Permitted Convertible Notes in an aggregate principal amount not exceeding $200,000,000 at any time outstanding;
(c) Clause (n) of Section 6.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
(n)    Indebtedness incurred to finance Permitted Acquisitions after the Eighth Amendment Date in an aggregate principal amount not exceeding at any time outstanding the aggregate principal amount set forth under clause (a) of the Incremental Cap (less the aggregate principal amount of any Incremental Term Loans or Incremental Equivalent Debt incurred in reliance on clause (a) of the Incremental Cap); provided that (i) no Event of Default exists (or would result therefrom), (ii) if such Indebtedness is borrowed or issued by any Loan Party, it shall not be guaranteed by any Person that is not a Loan Party or secured by any assets other than the Collateral, (iii) in the case such Indebtedness is secured, such Indebtedness shall not have a shorter Average Life than the remaining Average Life of the then-existing Loans or a maturity date earlier than the Latest Maturity Date, (iv) such Indebtedness shall rank pari passu or junior in right of payment

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with the Secured Obligations, and (v) in the case of such Indebtedness of the Loan Parties that is secured on a pari passu basis with or junior basis to the Secured Obligations, (x) such Indebtedness shall be subject to an intercreditor agreement reasonably acceptable to the Administrative Agent and (y) in the case of such Indebtedness that is in the form of loans that are secured on a pari passu basis with the Secured Obligations and is incurred on or prior to the date that is the two-year anniversary of the Eighth Amendment Date, the All-in-Yield for such loans shall be subject to the “most favored nation” requirements set forth in Section 2.22(c)(iii), as applicable; provided, further, that in the case of any such Indebtedness of the Loan Parties that is secured on a junior basis to the Secured Obligations, (i) such Indebtedness shall not have a shorter Average Life than the remaining Average Life of the Loans or a maturity date prior to the date that is 91 days after the Latest Maturity Date and (ii) such Indebtedness shall not be guaranteed by any Person that is not a Loan Party and shall not be secured by any assets other than the Collateral unless, in each case, such Indebtedness was incurred in order to finance the acquisition of (x) a target that becomes a Subsidiary but not a Loan Party hereunder (in which case such target may guarantee such Indebtedness but not the Secured Obligations) or (y) assets that are “Excluded Assets” (in which case such assets may secure such Indebtedness but not the Secured Obligations); provided, further, that if such Indebtedness is unsecured, such Indebtedness shall not require any scheduled amortization, other scheduled payments of principal or any mandatory redemption, repurchase, repayment or sinking fund obligation, in each case prior to the date that is 91 days after the Latest Maturity Date (or, in the case of any such Indebtedness, together with unsecured Indebtedness under Permitted Convertible Notes incurred under Section 6.01(m), unsecured Permitted Ratio Debt incurred under Section 6.01(s) and unsecured Incremental Equivalent Debt incurred under Section 6.01(t), in an aggregate principal amount not exceeding the Unsecured Debt Amount at any time outstanding, prior to its scheduled maturity date) (other than (A) payments as part of an “applicable high yield discount obligation” catch-up payment, (B) customary offers to repurchase in connection with any change of control, asset disposition, casualty event or fundamental change, (C) customary acceleration rights after an event of default, (D) any conversion of such Indebtedness in accordance with the terms thereof, and (E) any issuance of Equity Interests and/or any cash payment in connection with or as part of the conversion, redemption, retirement, prepayment, exchange or cancellation of any such Indebtedness) (for the avoidance of doubt, in the case of such Indebtedness that is unsecured, (x) scheduled payments of interest and (y) conversion into common Equity Interests shall be permitted);
(d) Clause (t) of Section 6.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
(t)    Indebtedness incurred by the Borrowers (which may be unsecured or secured on a junior lien basis or a pari passu basis with the Secured Obligations) (the “Incremental Equivalent Debt”); provided that (i) on the date of incurrence of such Indebtedness, no Event of Default shall have occurred and be continuing or would result therefrom, (i) such Incremental Equivalent Debt shall be subject to (and comply with) the provisions of Section 2.22(c) (other than, if such Indebtedness is unsecured, the provisions set forth in clause (ii) thereof); provided that (a) if such Indebtedness is secured, the All-in-Yield for such Incremental Equivalent Debt shall be subject to the “most favored nation” requirements set forth in Section 2.22(c)(iii) only to the extent that such Incremental Equivalent Debt is incurred on or prior to the date that is the two-year anniversary of the Eighth Amendment Date, and (b) notwithstanding the requirements set forth in Section 2.22(c), if such Indebtedness is unsecured, such Indebtedness shall not require any scheduled amortization, other scheduled payments of principal or any mandatory redemption, repurchase, repayment or sinking fund obligation, in each case prior to the date that is 91 days after the Latest Maturity Date (or, in the case of any such Indebtedness, together with unsecured Indebtedness under Permitted Convertible Notes incurred under Section 6.01(m), unsecured Indebtedness incurred under Section 6.01(n) and unsecured Permitted Ratio Debt incurred under Section 6.01(s), in an aggregate

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principal amount not exceeding the Unsecured Debt Amount at any time outstanding, prior to its scheduled maturity date) (other than (A) payments as part of an “applicable high yield discount obligation” catch-up payment, (B) customary offers to repurchase in connection with any change of control, asset disposition, casualty event or fundamental change, (C) customary acceleration rights after an event of default, (D) any conversion of such Indebtedness in accordance with the terms thereof, and (E) any issuance of Equity Interests and/or any cash payment in connection with or as part of the conversion, redemption, retirement, prepayment, exchange or cancellation of any such Indebtedness) (for the avoidance of doubt, in the case of such Indebtedness that is unsecured, (x) scheduled payments of interest and (y) conversion into common Equity Interests shall be permitted), (ii) immediately after giving effect to the incurrence of such Incremental Equivalent Debt, the Incremental Cap is not exceeded, and (iii) the Borrower Representative shall have delivered to the Administrative Agent a certificate of a Financial Officer of the Borrower Representative, setting forth reasonably detailed calculations demonstrating the satisfaction of any applicable First Lien Leverage Ratio, Secured Leverage Ratio, or Total Leverage Ratio test applicable to such to the incurrence of the Incremental Equivalent Debt;
(e) Clause (o) of Section 6.05 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
(o)    dispositions of investment securities, cash and cash equivalents in the ordinary course of business;
(f) Clause (x) of Section 6.08(b) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
(x)    payment of regularly scheduled interest payments in respect of Permitted Convertible Notes permitted pursuant to Section 6.01, so long as no Default or Event of Default has occurred and is continuing or would be caused by such payment; and
(g) Clause (ix) of Section 6.08(b) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
(ix)    issuance of Equity Interests, or making cash payments, in connection with or as part of the conversion, redemption, retirement, prepayment, exchange or cancellation of any Permitted Convertible Notes;
(h) Clause (g) of Article VII of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
(g)    after giving effect to any applicable grace periods with respect thereto, any event or condition occurs that results in the ABL Facility or any other Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits the holder or holders of the ABL Facility or any Material Indebtedness or any trustee or agent on its or their behalf to cause any of the ABL Obligations or any Material Indebtedness, as applicable, to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to (x) secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness in accordance with the terms hereof so long as the proceeds of such sale are sufficient to repay such Indebtedness in full, (y) any redemption, repurchase, conversion (or the vesting of any conversion right) or settlement with respect to any Permitted Convertible Notes pursuant to their terms unless such redemption, repurchase, conversion (or vesting) or settlement results from a default thereunder or an event of the type that constitutes an Event of Default or (z) any early payment requirement or unwinding or termination with respect to any Permitted Call Spread Swap Agreement;

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3.[Reserved].
4.Fees. On the Ninth Amendment Date, the Borrowers shall pay to the Administrative Agent, for the benefit of (i) each Consenting Lender who has delivered its Consent to the Administrative Agent on or prior to 4:00 p.m. (New York time) on December 6, 2022 (the “Consent Deadline”), a consent fee equal to 0.05% of the aggregate principal amount of such Consenting Lender’s Term Loans as of the Ninth Amendment Date immediately prior to giving effect to the Ninth Amendment, and (ii) each Replacement Lender who has delivered its Consent to the Administrative Agent on or prior to the Consent Deadline, a consent fee equal to 0.05% of the aggregate principal amount of Term Loans purchased by such Replacement Lender pursuant to Section 8 below, in each case, which fees shall be non-refundable and fully earned and payable on the Ninth Amendment Date; provided that, the Administrative Agent shall pay over the applicable amounts to each Lender without any withholding or deduction for or on the account of taxes, except as required by applicable Law, and if any such withholding or deduction is required to be made, the Borrowers shall provide a gross-up in respect of such withholding or deduction to the extent required by Section 2.17 of the Existing Credit Agreement.
5.Representations and Warranties. In order to induce the other parties hereto to enter into this Amendment in the manner provided herein, each Loan Party represents and warrants to the other parties hereto that the following statements are true and correct:
(a) each of the representations and warranties contained in the Loan Documents are true and correct in all material respects (provided that any representation or warranty that is qualified by materiality or Material Adverse Effect shall be true and correct in all respects) on and as of the Ninth Amendment Date except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) on and as of such earlier date;
(b) the transactions contemplated by this Amendment are within each Loan Party’s organizational powers and have been duly authorized by all necessary organizational actions and, if required, actions by equity holders;
(c) this Amendment has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(d) the transactions contemplated by this Amendment (i) do not require any material consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except for filings necessary to perfect Liens created pursuant to the Loan Documents, (ii) will not violate any Requirement of Law applicable to any Loan Party or any of its Restricted Subsidiaries (as defined in the Amended Credit Agreement), (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Loan Party or any of its Restricted Subsidiaries or the assets of any Loan Party or any of its Restricted Subsidiaries, or give rise to a right thereunder to require any payment to be made by any Loan Party or any of its Restricted Subsidiaries, and (iv) will not result in the creation or imposition of any Lien on any asset of any Loan Party or any of its Restricted Subsidiaries, except Liens created pursuant to the Loan Documents, or subject to the Intercreditor Agreement, the ABL Loan Documents, except, in each case referred to in the foregoing clauses (ii), (iii) and (iv), where such violation or Lien would not reasonably be expected to result in a Material Adverse Effect (as defined in the Amended Credit Agreement);
(e) as of the date hereof and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing; and

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(f) as of the Ninth Amendment Date, the information included in the Beneficial Ownership Certification previously delivered by each Borrower to the Administrative Agent is true and correct in all respects.
1.Additional Agreements. Each Person that executes and delivers a signature page to this Amendment (including by way of an executed Consent) in the capacity of a Consenting Lender or a Replacement Lender irrevocably consents to the terms of this Amendment and the Amended Credit Agreement.
2.Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction (or waiver by the Administrative Agent, the Consenting Lenders and the Replacement Lenders) of the following conditions (the date on which all such conditions are so satisfied (or waived) is referred to herein as the “Ninth Amendment Date”):
(a) the Administrative Agent shall have received a certificate, dated the Ninth Amendment Date, executed by the President, a Vice President or a Financial Officer of the Borrower Representative, certifying that, as of the Ninth Amendment Date, (i) the representations and warranties contained in this Amendment and the other Loan Documents are true and correct in all material respects (provided that any representation or warranty that is qualified by materiality or Material Adverse Effect shall be true and correct in all respects) on and as of such date except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) on and as of such earlier date; (ii) as of the Ninth Amendment Date and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing; and (iii) this Amendment is effected in accordance with the terms of the Existing Credit Agreement, the ABL Loan Documents and the Intercreditor Agreement;
(b) Holdings and the Borrowers shall have paid to the Administrative Agent all accrued fees and all reasonable and documented costs and expenses due and payable under this Amendment (including under Sections 4 and 12 hereof) to the extent invoiced at least one Business Day prior to the Ninth Amendment Date (or such later date as the Borrower Representative may agree);
(c) the Borrowers shall have paid in full all accrued and unpaid interest on the Term Loans that has accrued through but excluding the Ninth Amendment Date;
(d) the Administrative Agent shall have received (x) Consents (which shall serve as counterparts to this Amendment) duly executed by the Lenders (constituting at least the Required Lenders under the Existing Credit Agreement (without giving effect to the Non-Consenting Lender Replacement), (y) Consents (which shall serve as counterparts to this Amendment) duly executed by the Replacement Lenders, and (z) counterparts of this Amendment duly executed by Holdings, the Borrowers, each other Loan Party, and the Administrative Agent; and
(e) the Administrative Agent and each Replacement Lender shall have received all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering laws, including without limitation the Act and the Beneficial Ownership Regulation, to the extent requested at least two Business Days prior to the Ninth Amendment Date.
1.Replacement Lenders. If any Lender under the Existing Credit Agreement has failed to execute and deliver a Consent on or prior to the Consent Deadline (each such non-consenting Lender, a “Non-Consenting Lender”), and Lenders constituting the Required Lenders under the Existing Credit Agreement have so consented and the Administrative Agent has received Consents from the Replacement Lenders (as defined below) such that the Consenting Lenders and the Replacement Lenders collectively constitute all of the Lenders party to the Existing Credit Agreement (after giving effect to the Non-Consenting Lender Replacement), then the Borrowers shall exercise their rights, effective as of the Ninth Amendment Date, to replace (such act of replacement, the “Non-Consenting Lender Replacement”) each such Non-Consenting Lender in accordance with Section 9.02(e) of the Existing Credit Agreement, and each such Non-Consenting Lender, upon receipt of an amount equal to the sum of (i) the principal amount

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of the outstanding Existing Term Loans of such Non-Consenting Lender immediately prior to the effectiveness of this Amendment (but, for the avoidance of doubt, without any prepayment premium thereon), (ii) all interest, fees and other amounts accrued but unpaid to such Non-Consenting Lender by the Borrowers under the Existing Credit Agreement to but excluding the Ninth Amendment Date, including without limitation payments due to such Non-Consenting Lender under Sections 2.15 and 2.17 of the Existing Credit Agreement, and (iii) an amount, if any, equal to the payment which would have been due to such Non-Consenting Lender on the Ninth Amendment Date under Section 2.16 of the Existing Credit Agreement had the Loans of such Non-Consenting Lender been prepaid in full on the Ninth Amendment Date rather than sold to the applicable Replacement Lender, shall be deemed to have assigned all of its rights and obligations under the Existing Credit Agreement to one or more assignee Lenders (each of whom shall have consented to this Amendment by delivering a Consent to the Administrative Agent on or prior to the Consent Deadline (each such assignee Lender, to the extent of such assigned interest, a “Replacement Lender”)). Each Lender party hereto or to a Consent hereby waives any requirement of the Borrowers to deliver any notice to the Administrative Agent and/or any Lender in connection with any assignment contemplated herein pursuant to Section 9.02(e) of the Existing Credit Agreement.
2.GOVERNING LAW AND WAIVER OF JURY TRIAL.
(a) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law principles (other than sections 5-1401 and 5-1402 of the New York General Obligations Law).
(b) To the fullest extent permitted by applicable law, each Loan Party hereby irrevocably submits to the exclusive jurisdiction of any New York State court or federal court sitting in the County of New York and the Borough of Manhattan in respect of any claim, suit, action or proceeding arising out of or relating to the provisions of this Amendment and irrevocably agree that all claims in respect of any such claim, suit, action or proceeding may be heard and determined in any such court and that service of process therein may be made by certified mail, postage prepaid, to your address set forth above. Each Loan Party hereby waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any such claim, suit, action or proceeding brought in any such court, and any claim that any such claim, suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment shall affect any right that the Agents or any Lender may otherwise have to bring any action or proceeding relating to this Amendment against any Loan Party or its properties in the courts of any jurisdiction.
(c) Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(d) Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Existing Credit Agreement. Nothing in this Amendment will affect the right of any party to this Amendment to serve process in any other manner permitted by law.
(e) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE AMENDED CREDIT AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY

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OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
1.Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall become effective on the Ninth Amendment Date. Except as provided in Section 7, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
2.Reference to and Limited Effect on the Existing Credit Agreement and the Other Loan Documents.
(a) On and after the Ninth Amendment Date, (x) each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Existing Credit Agreement, and (y) each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Amended Credit Agreement.
(b) Except as specifically amended by this Amendment, the Existing Credit Agreement and each of the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
(c) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agents or Lenders under, the Amended Credit Agreement or any of the other Loan Documents.
(d) Each Loan Party hereby (i) ratifies, confirms and reaffirms its liabilities, its payment and performance obligations (contingent or otherwise) and its agreements (including its Guarantees) under the Existing Credit Agreement, the Amended Credit Agreement and the other Loan Documents and (ii) acknowledges, ratifies and confirms that such liabilities, obligations and agreements (including its Guarantees) constitute valid and existing Obligations under the Amended Credit Agreement, in each case, to the extent such Loan Party is a party thereto. In addition, each Loan Party hereby ratifies, confirms and reaffirms (i) the liens and security interests granted by it and as created and perfected under the Collateral Documents and any other Loan Documents and (ii) that each of the Collateral Documents to which it is a party remain in full force and effect notwithstanding the effectiveness of this Amendment. Without limiting the generality of the foregoing, each Loan Party further agrees (A) that any reference to “Obligations” contained in any Collateral Documents shall include, without limitation, the “Obligations” (as such term is defined in the Amended Credit Agreement) and (B) that the related guarantees and grants of security contained in such Collateral

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Documents shall include and extend to such Obligations. This Amendment shall not constitute a modification of the Existing Credit Agreement, except as specified under Section 2 hereto, or a course of dealing with the Agents or any Lender at variance with the Existing Credit Agreement such as to require further notice by any Agent or any Lender to require strict compliance with the terms of the Amended Credit Agreement and the other Loan Documents in the future, except as expressly set forth herein. This Amendment contains the entire agreement among the Loan Parties, the Consenting Lenders and the Replacement Lenders contemplated by this Amendment. No Loan Party has any knowledge of any challenge to the Agent’s or any Lender’s claims arising under the Loan Documents or the effectiveness of the Loan Documents. The Agent and Lenders reserve all rights, privileges and remedies under the Loan Documents. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations, or otherwise with respect to the Existing Credit Agreement or any other Loan Document, or to constitute a mutual departure from the strict terms, provisions and conditions of the Existing Credit Agreement or any other Loan Document other than with respect to the amendments set forth in Section 2 hereof, or to modify, affect or impair the perfection, priority or continuation of the security interests in, security titles to or other Liens on any Collateral for the Obligations.
(e) Each Loan Party hereby acknowledges that it has reviewed the terms and provisions of this Amendment and consents to the amendment of the Existing Credit Agreement effected pursuant to this Amendment.
(f) Each Loan Party that is not a Borrower acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Loan Party is not required by the terms of the Existing Credit Agreement or any other Loan Document to consent to the amendments to the Existing Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Amended Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Loan Party to any future amendments to the Amended Credit Agreement.
(g) The parties hereto acknowledge and agree that, for all purposes under the Amended Credit Agreement and the other Loan Documents, this Amendment constitutes a “Loan Document” under and as defined in the Amended Credit Agreement.
1.Expenses. The Borrowers and Holdings agree, jointly and severally, to pay on demand all reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, all reasonable, documented and invoiced attorney costs.
2.Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
3.Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
4.Conflicts. In the event of any conflict between the terms of this Amendment and the terms of the Amended Credit Agreement or any of the other Loan Documents, the terms of this Amendment shall govern.
[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first written above.

CHEFS’ WAREHOUSE PARENT, LLC,
as a Borrower

By:     /s/ Alexandros Aldous
    Name: Alexandros Aldous
    Title: General Counsel

DAIRYLAND USA CORPORATION,
as a Borrower

By:     /s/ Alexandros Aldous
    Name: Alexandros Aldous
    Title: General Counsel

[SIGNATURE PAGES OMITTED]

THE CHEFS’ WAREHOUSE, INC.
THE CHEFS’ WAREHOUSE MID ATLANTIC, LLC
BEL CANTO FOODS, LLC
THE CHEFS’ WAREHOUSE WEST COAST, LLC
THE CHEFS’ WAREHOUSE OF FLORIDA, LLC
MICHAEL’S FINER MEATS, LLC
MICHAEL’S FINER MEATS HOLDINGS, LLC
THE CHEFS’ WAREHOUSE MIDWEST, LLC
THE CHEFS’ WAREHOUSE PASTRY DIVISION, INC.
QZ ACQUISITION (USA), INC.
QZINA SPECIALTY FOODS NORTH AMERICA (USA), INC.
QZINA SPECIALTY FOODS, INC., a Florida corporation
QZINA SPECIALTY FOODS, INC., a Washington corporation
QZINA SPECIALTY FOODS (AMBASSADOR), INC.
CW LV REAL ESTATE LLC
ALLEN BROTHERS 1893, LLC
DAIRYLAND HP LLC
THE GREAT STEAKHOUSE STEAKS, LLC
DEL MONTE CAPITOL MEAT COMPANY HOLDINGS, LLC
DEL MONTE CAPITOL MEAT COMPANY, LLC
FELLS POINT HOLDINGS, LLC
FELLS POINT, LLC
CHEFS’ WAREHOUSE TRANSPORTATION, LLC
CAMBRIDGE, LLC
CAMBRIDGE PROTEIN HOLDINGS, LLC
DAIRYLAND PRODUCE, LLC
DAIRYLAND PRODUCE HOLDINGS, LLC
CHEFS’ WAREHOUSE MIDDLE EAST HOLDINGS, LLC
CHEFS’ WAREHOUSE MIDDLE EAST, LLC

By:     /s/ Alexandros Aldous
    Name: Alexandros Aldous
    Title: General Counsel

[SIGNATURE PAGES OMITTED]